Supplement dated July 10, 2025
to the following initial summary prospectus(es):
BOA IV, JPMorgan Multi-Asset Choice, Monument Advisor and Monument Advisor NY dated May 1, 2025
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective July 28, 2025, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares	Neuberger Berman Advisers Management Trust - Quality Equity Portfolio: Class I Shares
ISP-0887